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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

             DATE OF REPORT: MAY 31, 2000 COMMISSION FILE NO. 0-6032

                            COMPASS BANCSHARES, INC.
                            ------------------------

             (Exact name of registrant as specified in its charter)

                      DELAWARE                       63-0593897
                      --------                       ----------

             (State of Incorporation)   (I.R.S. Employer Identification No.)

                              15 SOUTH 20TH STREET
                            BIRMINGHAM, ALABAMA 35233
                            -------------------------

                    (Address of principal executive offices)

                                 (205) 933-3000
                                 --------------

                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS


On April 3, 2000, Compass Bancshares, Inc. (the "Company") completed the acquisition of MegaBank Financial Corporation, pursuant to an Agreement and Plan of Merger dated November 4, 1999, as amended. Although the acquisition does not constitute a reportable event under Item 2 of Form 8-K, the Company is voluntarily reporting herein certain financial results covering at least thirty days of post-acquisition combined operations in accordance with Commission Accounting Series Releases 130 and 135.

In the opinion of management, all adjustments necessary to present fairly the results of operations for the interim period have been made. All such adjustments are of a normal recurring nature. The results of operations are not necessarily indicative of the results of operations for the full year or any other interim periods.

The following table sets forth certain information relating to financial results of the Company and its subsidiaries on a consolidated basis for the period May 1, 2000, through May 31, 2000:


                            COMPASS BANCSHARES, INC.
                        CONDENSED STATEMENT OF OPERATIONS
                      (In Thousands Except Per Share Data)
                                   (Unaudited)

                                                           For the Period
                                                        May 1, 2000 through
                                                            May 31, 2000
                                                        --------------------

        EARNINGS SUMMARY
        Net interest income                                     $56,053
        Provision for loan losses                                 3,164
                                                              -----------
        Net interest income after provision                      52,889
        Noninterest income                                       22,825
        Noninterest expense                                      48,849
                                                              -----------
        Pretax income                                            26,865
        Income tax expense                                        9,252
                                                              -----------
        Net income                                              $17,613
                                                              ===========




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                    COMPASS BANCSHARES, INC. AND SUBSIDIARIES

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



          June 14, 2000                            /s/ GARRETT R. HEGEL
          -------------                            --------------------
          Date                                     By Garrett R. Hegel, as its
                                                   Chief Financial Officer